Mortgage Banking Derivatives	6 Months Ended
Jun. 30, 2024
Mortgage Banking [Abstract]
Mortgage Banking Derivatives
10.
Mortgage Banking Derivatives

Commitments to fund certain mortgage loans (interest rate locks, or “IRLs”) to be sold into the secondary market and forward commitments (“Forwards”) for the future delivery of residential mortgage bonds are considered derivatives. The Bank enters into Forwards for the future delivery of residential mortgage bonds when interest rate lock commitments are entered into in order to economically hedge the effect of changes in interest rates resulting from its commitments to fund the loans. These mortgage banking derivatives are not designated in hedge accounting relationships. Fair values were estimated based on changes in mortgage interest rates from the date of the commitments. The net change in fair market value of IRLs are recorded in other non-interest income. The net change in fair market value and the cost to close Forwards are recorded as hedging activity in non-interest expenses.

The net gains (losses) relating to these free-standing derivative instruments used for risk management are summarized below:

		For the six months ended June 30,
	Revenue Classification	2024	2023
IRLs	Gain (Loss) on sale of mortgage loans	$157	$429
Forwards	Hedging activity, net	131	5
Total		$288	$434

The following table reflects the amount and market value of mortgage banking derivatives included in the Balance Sheets:

	June 30, 2024		December 31, 2023
	Notional	Fair	Notional	Fair
	Amount	Value	Amount	Value
IRLs	$26,465	$638	$28,013	$481
Forwards	$39,500	$(97)	$23,500	$(297)
Total	$65,965	$541	$51,513	$184